SUPPLEMENT DATED AUGUST 28, 2009
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 6, 2009

                               JNL(R) SERIES TRUST


Please note that the changes apply to your variable annuity and/or variable life product(s).


EFFECTIVE AUGUST 31, 2009, PLEASE DELETE THE FIRST PARAGRAPH OF SECTION ON PAGE 17 ENTITLED "SECURITIES LENDING" IN ITS ENTIRETY AND REPLACE IT WITH THE
FOLLOWING:

SECURITIES LENDING. The Fund's Board of Trustees has approved each Fund's participation in a securities lending program. Under the securities lending program, the Funds have retained JPMorgan Chase Bank, N.A. to serve as the securities lending agent. JPMorgan Chase Bank, N.A. is an affiliate of the Sub-Adviser to certain Funds (J.P. Morgan Investment Management Inc.) and serves as the Funds' custodian. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds' Board of Trustees will periodically review information on the Funds' securities lending program.


EFFECTIVE AUGUST 31, 2009, PLEASE DELETE THE SECTION ON PAGE 128 ENTITLED "CUSTODIAN AND TRANSFER AGENT" IN ITS ENTIRETY AND REPLACE IT WITH THE
FOLLOWING:

CUSTODIAN AND TRANSFER AGENT. The custodian has custody of all securities and cash of the Trust maintained in the United States and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

     JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for all of the Funds. The custodian is an affiliate of J.P. Morgan Investment Management Inc., which acts as Sub-Adviser to certain Funds. JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

     JNAM is the transfer agent and dividend-paying agent for each Fund of the Trust.

















This Supplement is dated August 28, 2009.

(To be used with V3180 04/09 and V3180PROXY 04/09.)

                                                                  CMX4138 08/09